                                                                    EXHIBIT 99.3

                       AGREEMENT AMONG MOLEX, LUMENON AND
                         CERTAIN STOCKHOLDERS OF LUMENON


      This Agreement among Molex, Lumenon and Certain Stockholders of Lumenon ("AGREEMENT") is made this fifth day of April, 2001.

                                    RECITALS

      A. Molex Incorporated, a Delaware corporation ("MOLEX INC."), its subsidiary, Molex, Fiber Optics, Inc., an Illinois corporation ("MOLEX FIBER", and together with Molex Inc., "MOLEX") that was merged with and into Molex Inc., Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation ("LUMENON PARENT") and its subsidiary, Lilt Canada Inc., a Canadian corporation ("LILT", and together with Lumenon Parent, "LUMENON") entered into a Teaming Agreement effective as of May 19, 1999 (as amended from time to time, the "TEAMING AGREEMENT").

      B. Molex Inc., Lumenon, Andrewma Holding, Inc., a Nevada corporation ("AHI"), and Najafi Holding, Inc., a Nevada corporation ("NHI") entered into a Stock Restriction Agreement effective as of June 21, 1999 (as amended from time to time, the "STOCK RESTRICTION AGREEMENT").

      C. Each of Mark Andrews ("ANDREWS"), Iraj Najafi ("NAJAFI"), Molex, Lumenon, AHI and NHI (all of the foregoing collectively, the "PARTIES") has independently determined that it is in its best interest to terminate the Teaming Agreement and Stock Restriction Agreement.

                                    AGREEMENT

         Now, therefore, in consideration of the foregoing Recitals (which are hereby incorporated by reference), the agreements hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereby agrees as follows:

      1. CAPITALIZED TERMS. Capitalized terms that are used in this Agreement (including the Exhibits hereto) but not otherwise defined herein shall have the meanings ascribed to such terms in the Teaming Agreement.

      2. AGREEMENT TO TERMINATE THE TEAMING AGREEMENT. On the terms and conditions set forth herein the Parties (i) mutually agree to terminate the Teaming Agreement and (ii) acknowledge that the Stock Restriction Agreement terminates in accordance with its terms; provided, however, that notwithstanding anything to the contrary in this Agreement, in the Teaming Agreement or in any other agreement, the following Sections of the Teaming Agreement, and only the following Sections of the Teaming Agreement, shall survive and


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remain in full force and effect: Sections 1 (to the extent necessary to interpret the other Surviving Obligations), Subsections 7.1, 8.1 (a)(ii) through
(a)(iv), 8.1(b), 8.2(a)(ii) through (a)(iv), 8.2(b), 8.6 and 8.7 (to the extent necessary to enforce other Surviving Obligations), and Section 10 (collectively, the "SURVIVING OBLIGATIONS").

      3.    OWNERSHIP OF INTELLECTUAL PROPERTY.

            A. PROPERTY OF MOLEX. Each of the Parties acknowledges and agrees that, as among the Parties, Molex has and will have all right, title and interest in the Intellectual Property or technology listed on EXHIBIT A. Each of Lumenon, Andrews, Najafi, AHI and NHI acknowledges that it has no right and will have no right, title or interest in the Intellectual Property or technology listed on EXHIBIT A and that it will not seek to obtain any patents, copyrights, trademark rights, or other proprietary rights with respect thereto, unless it first obtains Molex's written consent.

            B. PROPERTY OF LUMENON. Each of the Parties acknowledges and agrees that, as among the Parties, Lumenon has and will have all right, title and interest in the Intellectual Property or technology listed on EXHIBIT B. Molex acknowledges that it has no right and will have no right, title or interest in the Intellectual Property or technology listed on EXHIBIT B and that it will not seek to obtain any patents, copyrights, trademark rights, or other proprietary rights with respect thereto, unless it first obtains Lumenon's written consent.

            C. RIGHTS TO JOINT PROPERTY. Except as covered by the disclosures on EXHIBIT A or EXHIBIT B each of the Parties acknowledges and agrees that there is no "Agreement Intellectual Property," as such term was defined in Section 8.5(a) of the Teaming Agreement.

            D. RETURN OF INFORMATION. Each of the Parties acknowledges and agrees that it will take commercially reasonable efforts to return or destroy any memoranda, notes, lists, records, engineering drawings, technical specifications and related documents and other documents or papers (and all copies thereof) relating to any other party which it has not previously returned or destroyed, including purging any and all copies of the data from any computer storage medium.

      4.    MUTUAL RELEASE.

            A. RELEASE. Each of AHI, NHI, Lumenon, their respective officers, directors, employees, attorneys, agents, Affiliates, successors and assigns, and as well as Andrews and Najafi and their respective heirs, executors, administrators and assigns (all of the foregoing collectively, the "LUMENON PARTIES"), hereby absolutely, fully and forever release, waive, relinquish and discharge any and all Claims (defined below) whatsoever which any of the Lumenon Parties may have had, may presently have, or in the future may have against each of Molex and its respective officers, directors, employees, attorneys, agents, Affiliates, successors and assigns (collectively, the "MOLEX PARTIES"),which arise, have arisen or may in





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            the future arise in whole or in part out of or on account of any matter or thing whatsoever occurring on or before the date hereof relating to (i) the Teaming Agreement and/or the Stock Restriction Agreement or any act or omission of any of the Molex Parties relating to the Teaming Agreement and/or the Stock Restriction Agreement, or (ii) any act or omission relating to service on or for the Board of Directors of Lumenon Parent or LILT. In furtherance of the foregoing, the Lumenon Parties agree not to sue or prosecute any action against any of the Molex Parties with respect to any of the matters within the scope hereof and agrees to hold each of the Molex Parties harmless with respect to any such suit or prosecution in contravention of this section.

                  The Molex Parties hereby absolutely, fully and forever
            release, waive, relinquish and discharge any and all Claims (defined below) whatsoever which any of the Molex Parties may have had, may presently have, or in the future may have against each of the Lumenon Parties, which arise, have arisen or may in the future arise in whole or in part out of or on account of any matter or thing whatsoever occurring on or before the date hereof relating to the Teaming Agreement and/or the Stock Restriction Agreement or any act or omission of any of the Lumenon Parties relating to the Teaming Agreement and/or the Stock Restriction Agreement. In furtherance of the foregoing, the Molex Parties agree not to sue or prosecute any action against any of the Lumenon Parties with respect to any of the matters within the scope hereof and agrees to hold each of the Lumenon Parties harmless with respect to any such suit or prosecution in contravention of this section.

            B. SURVIVAL OF CERTAIN OBLIGATIONS AND CLAIMS. Notwithstanding anything that may be construed to the contrary herein, (i) Lumenon shall remain obligated to Molex and Molex shall remain obligated to Lumenon with respect to any past, present or future claims that arise under the Surviving Obligations, (ii) Lumenon shall remain obligated to indemnify any Person who served on its Board of Directors to the fullest extent permitted by the Delaware General Corporate Law, (iii) nothing herein shall be construed to constitute a waiver of Molex's rights under any insurance policies of Lumenon for which it was named as an additional insured, and (iv) nothing herein shall be construed to release any of the Parties from its express obligations under this Agreement or with respect to Molex Inc.'s rights to cause Lumenon to register stock of Lumenon.

            C. DEFINITION OF CLAIM AND AFFILIATE. As used herein, the terms "CLAIM" and "CLAIMS" shall mean any and all manner of claims, contracts, undertakings, demands, damages, liabilities, obligations, actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, liens, indemnities, bills, specialties, trespasses, judgments and executions whatsoever in law or in equity of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this release), liquidated or unliquidated, disputed or undisputed, fixed or contingent, mature or unmatured or based on contract, tort, state or federal statute, foreign, civil or common law or other legal or equitable theory of



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            recovery, which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof. As used herein, the term "AFFILIATE" and "AFFILIATES" shall have the meaning set forth in the Stock Purchase Agreement.

            D. DEFENSE. Each of the Parties agrees that this Agreement may be pleaded as a full and complete defense to, and may be used as the basis for any injunction against, any Claim that may be instituted, prosecuted or attempted in breach of this Paragraph 4; provided, however, that nothing herein shall operate as a bar to any suit brought to enforce the terms of this Agreement.

            E. WAIVER OF STATUTES, LAWS, ETC. Each of the Parties hereby waives the terms of any foreign, civil or common law, state or federal statute, rule, regulation or doctrine of common law which either

                  (i) narrowly construes releases or covenants not to sue that purport to release or bar the prosecution of claims in whole or in part based upon, arising from or relating to such act, omission, causes or thing; or

                  (ii) prohibits the releasing or barring of the prosecution of claims.

            The agreements and covenants of the Parties contained in this Agreement are contractual and are not mere recitals and the Parties acknowledge and agree that no liability whatsoever is admitted on the part of any of the Parties.

      5. REPRESENTATIONS AND WARRANTIES. Each of the Parties represent and warrant to the other Parties (a) that (i) it has received all necessary consents to enter into this Agreement, (ii) has full authority to enter into this Agreement and (iii) has caused this Agreement to be duly executed and delivered;
(b) that this Agreement is binding upon it in accordance with the Agreement's terms; (c) that execution and performance by such Party of this Agreement will not (i) violate any provision of law, any order of any court or other agency of government applicable to such Party or (ii) violate or be in conflict with any indenture, contract, agreement or other instrument to which each such Party is a party, or by which any of its respective property is bound; and (d) that it has not assigned or transferred, or purported to assign or transfer, to any Person any claim intended to be released herein. Lumenon, Andrews, Najafi, NHI and AHI represent and warrant that, to the best of their knowledge, no stockholder agreement among any stockholders of Lumenon Parent exists other than the Stock Restriction Agreement. The Parties represent and warrant that each of them is represented by legal counsel of their choice; that each of them has consulted with counsel regarding this Agreement; that each of them is fully aware of the terms contained herein; and that each of them has voluntarily and without coercion or duress of any kind entered into this Agreement. Each and every provision of this Agreement shall be construed as though the Parties hereto participated equally in the drafting of the same, and any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

      6. JOINT MEDIA RELEASE. Any of the Parties may issue to the media a prepared written statement in the form of EXHIBIT C attached hereto. The Parties agree that other than



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the information expressly contained in EXHIBIT C the Parties shall maintain the terms of this Agreement confidential as more particularly described in paragraph 8 below.

      7. PROHIBITION ON NEGATIVE STATEMENTS. For the twelve month period immediately following the date of this Agreement, no communications, whether written or oral, which reference the Parties shall include any disparaging remarks with respect to the other Parties or to their respective businesses. Each of the Parties agrees to direct its officers, directors, employees and agents of their respective businesses to refrain from making any disparaging remarks regarding any of the other Parties.

      8. CONFIDENTIALITY. The Parties agree that they shall maintain confidential the terms of this Agreement except as expressly permitted in this Agreement. Each of the Parties shall take commercially reasonable efforts to ensure that their respective officers, directors, employees, attorneys, agents, stockholders and Affiliates maintain the confidentiality of this Agreement. Notwithstanding the foregoing, nothing contained herein shall prohibit any of the Parties from disclosing the terms of this Agreement to such Party's officers, key management, employees, attorneys, accountants or other professional consultants, provided that such persons are also advised of and agree to be bound by the confidentiality provisions stated herein. Notwithstanding the provisions of this paragraph 8, any Party may, to the extent required by law or the regulations of any agency or self-regulatory agency, file this Agreement with any governmental authority, agency or self-regulatory agency, provided that prior to disclosing the terms of this Agreement, a Party shall give the other Parties notice prior to such disclosure as far in advance as reasonably possible (but in any event not less than 5 days prior to such disclosure) and the Party seeking to disclose information shall reasonably cooperate with the other Parties in seeking confidential treatment of any provision or provisions of this Agreement requested to be kept confidential by such other Parties.

      9. GOVERNING LAW AND ENFORCEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, U.S.A. and, subject to Paragraph 10, below, enforcement of this Agreement or any action taken or held with respect to this Agreement may be taken in state or federal courts of appropriate jurisdiction located in or serving DuPage county, Illinois. Each of the Parties agrees that if, at the commencement of or during such action, a Party does not then reside within the jurisdiction of that court before which the action is brought, that Party will submit to the jurisdiction of that court and will accept service of process and any other papers, orders or judgments; by any method permitted by the rules of that court, by mail, by private process server or by any other method ordered by the court.

      10. DISPUTE RESOLUTION. In the event of any dispute, claim, question, or disagreement arising from or relating to this Agreement or the breach hereof, the Parties hereto shall attempt to settle the dispute, claim, question, or disagreement. To this end, they shall consult and negotiate with each other in good faith and attempt to reach a just and equitable solution satisfactory to its Parties. If they do not reach such solution within thirty days, then, upon notice to the other Parties, dispute claims, questions, or difference shall be settled by binding arbitration under the Commercial Rules of Arbitration of the American Arbitration Association by open arbitrator appointed in accordance with said rules. The arbitration shall be held in Chicago, Illinois and the arbitrator shall apply Illinois law to the merits of any dispute or claim, without reference to rules



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of conflict of law. The arbitrator's award shall be in writing and shall specify the factual and legal bases for the award. The arbitrator will have no authority to issue an injunction or to award punitive or other damages not measured by the prevailing party's actual damages and may not, in any event, make any ruling, finding, or award that does not conform to the terms and conditions of this Agreement. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction hereof. The arbitral proceedings and all pleadings and written evidence shall be in English language. Any written evidence originally in language other than English shall be submitted in English translation, certified as a true and accurate translation and accompanied by the original or a true copy thereof. None of the Parties nor an arbitrator may disclose the existence, contest, or results of any arbitration hereunder without the prior written consent of all of the Parties. Notwithstanding the foregoing, the Parties may apply to any court of competent jurisdiction for injunctive relief without breach of this arbitration provision. Each of the Parties shall bear its own expenses in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby.

      11. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the Parties with respect to the subject matter contained herein and supersedes all prior discussions and agreements, written or oral, with respect thereto. To the extent that there are any inconsistencies between this Agreement and any other agreement among any or all of the Parties, this Agreement shall govern.

      12. SEVERABILITY. This Agreement shall be deemed severable and the invalidity or unenforceability of any term or provision shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.

      13. HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

      14. EFFECTIVE DATE COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement shall become effective as of April 5, 2001 upon execution by Molex, Lumenon, NHI, Najafi, AHI and Andrews; and the rights and obligations with respect to the Parties shall become binding upon such execution.

      15. PARTIES IN INTEREST. Except as expressly contemplated hereby, this Agreement shall be binding upon and inure solely to the benefit of each of the Lumenon Parties and the Molex Parties, and nothing in this Agreement is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Affiliates, successors and assigns of Molex, Lumenon, AHI and NHI as well as the heirs, executors, administrators and assigns of Andrews and Najafi are expressly entitled to the benefits inuring to them under this Agreement.

      16. FACSIMILE SIGNATURES. A facsimile signature shall be acceptable to all Parties in lieu of a manually-signed hardcopy signature and any such facsimile signature shall have the same force and effect, and shall be as equally binding, as that of a manually-signed hardcopy signature.




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      17.   LANGUAGE. The Parties have requested that this Agreement and all documents, notices, consents or other communications contemplated thereby or relating thereto be drawn up in the English language. Les Parties ont requis que cette Convention ainsi que tous les documents, avis, consentements ou autres communications qui y sont envisages ou qui s'y rapportent soient rediges en langue anglaise.

      IN WITNESS WHEREOF, the Parties have executed and approved this Agreement in all respects as to form and substance and make it fully effective as of the day set forth on the first page hereof.



MOLEX INCORPORATED                              LILT CANADA INC.


                                                By: /s/ Iraj Najafi
                                                    ----------------------------
                                                    Name:  Iraj Najafi
                                                    Its:  President and CEO
By: /s/ Thomas S. Lee
   ------------------------------
   Name: Thomas S. Lee
   Its: V.P. New Ventures &
         Acquisitions


LUMENON INNOVATIVE LIGHTWAVE                    NAJAFI HOLDING, INC.
TECHNOLOGY, INC.

By: /s/ Vincent Belanger                        By: /s/ Iraj Najafi
    -----------------------------                   ----------------------------
    Name: Vincent Belanger                          Name: Iraj Najafi
    Its:  VP Finance and CFO                        Its:  President



                                                ANDREWMA HOLDING, INC.

/s/ Mark Andrews                                By: /s/ Mark Andrews
---------------------------------                   ----------------------------
Mark Andrews                                        Name: Mark Andrews
                                                    Its:  President

/s/ Iraj Najafi
---------------------------------
Iraj Najafi





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                                    EXHIBIT A

Molex Intellectual Property:

            -     All Initial Molex Intellectual Property

            - All passive alignment systems developed by Molex for packaging optical components, the system utilizing connector parts that align to optical transmission media. The connector parts utilize a precision interface that accounts for the spacing and positioning of the transmission media.



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                                    EXHIBIT B

Lumenon Intellectual Property:

            -     All Initial Lumenon Intellectual Property (IP)

            - Materials - All the IP related to materials and their processing, developed by Lumenon for planar lightwave circuit
                  (PLC) devices including, but not limited to, buffer materials, guiding materials, cladding materials and associated adhesives and solvents.

            - Manufacturing - All the IP related to the manufacturing of PLCs developed by Lumenon.

            - Designs - All the IP in Lumenon's device designs and the related IP required in generating the designs.

            - Packaging - All the IP involved in Lumenon's hermetic active alignment packaging approach developed by Lumenon.





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                                    EXHIBIT C

                        LUMENON AND MOLEX MUTUALLY AGREE
                         TO TERMINATE TEAMING AGREEMENT

      Lumenon Innovative Lightwave Technology, Inc. (NASDQ NMS: LUMM) announced today that it mutually agreed with Molex Incorporated (NASDAQ: MOLX, MOLXA) to terminate the Teaming Agreement between Lumenon and Molex. The term of the Teaming Agreement, as amended, ended on December 19, 2000. Under the Teaming Agreement, Molex and Lumenon agreed to jointly develop products for the photonics industry. As a result of the termination of the Teaming Agreement, the Stock Restriction Agreement among Lumenon, Molex and certain stockholders of Lumenon will also terminate in accordance with its terms.

      In addition, Molex and Lumenon have engaged in discussions regarding a potential agreement under which Molex would have the opportunity to purchase certain products from Lumenon on mutually agreeable terms and conditions.

      Molex and Lumenon have agreed that Dr. Tony Moretti of Molex will remain on the Lumenon Board of Directors for the remainder of his term.

      Molex, based in Lisle, Illinois, USA, is a 63-year-old global manufacturer of electronic, electrical and fiber optic interconnection products and systems; switches; value-added assemblies; and application tooling. Molex operates 52 plants in 21 countries and offers approximately 100,000 products through a network of direct salespeople and authorized distributors. For more information about Molex visit the company's web site at www.molex.com.

      Lumenon designs, develops and builds integrated optics devices in the form of compact hybrid glass circuits on silicon chips. These photonic devices - based upon Lumenon's hybrid glass technology and patented PHASIC(TM) process - offer communications providers the ability to boost bandwidth in fiber optic cabling. More information on Lumenon is available at www.lumenon.com.

      This press release contains certain "forward-looking" statements, as defined in the United States Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. There can be no assurance that such statements will prove to be accurate and the actual results and future events could differ materially from management's current expectations. Such factors are detailed from time to time in the Company's filings with the regulatory authorities having jurisdiction.